SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                              November 22, 1995
                       --------------------------------
                               Date of Report
                      (Date of earliest event reported)



                                E-Z-EM, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



              Delaware                 0-13003            11-1999504
    ----------------------------     ------------     -------------------
    (State or other jurisdiction     (Commission       (I.R.S. Employer
          of incorporation)          File Number)     Identification No.)



              717 Main Street, Westbury, New York          11590
           -----------------------------------------    --------
           (Address of principal executive offices)     (Zip Code)



                                 (516) 333-8230
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)



                                 Not Applicable
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On November 22, 1995 (the "Closing Date"), the Registrant completed the sale of all of the capital stock of Surgical Dynamics Inc. ("SDI") held by the Registrant through its subsidiary, E-Z-SUB, Inc., (collectively, the "Company") to United States Surgical Corporation ("USSC") pursuant to the terms of an Agreement and Plan of Merger Agreement dated November 7, 1995 (the "Merger Agreement") by and among USSC, USSC Acquisition Corporation, SDI, CalMed Laboratories, Inc. ("CalMed") and the Company. As of the Closing Date, the Company owned 51% (approximately 47% on a fully diluted basis after taking into account outstanding options) of the outstanding capital stock of SDI and CalMed, a company not affiliated with the Registrant, owned 49% (approximately 45% on a fully diluted basis after taking into account outstanding options) of the outstanding capital stock of SDI. The aggregate consideration paid for SDI was $59,900,000 in cash, which amount included repayment by USSC of $200,000 of loans owed by SDI to its shareholders. After closing costs and payments made to option holders, the Company received at closing, cash proceeds of $27,073,000 for the sale of its interest in SDI. In addition, $510,000 of the consideration payable to the Company is being held back by USSC as a non-exclusive source of indemnification for breaches of representations and warranties, and to the extent not drawn upon, will be repaid to the Company two years after the Closing Date. The Company expects to recognize an after-tax gain of approximately $19,700,000 as a result of this sale.

     SDI is a leading manufacturer of minimally invasive surgical devices for the spine, including the NucleotomeTM for use in percutaneous diskectomy and the Ray Threaded Fusion CageTM spine implants for use in interbody fusions.

     The terms of the sale are more fully described in the Merger Agreement, a copy of which is attached as an exhibit hereto.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Business Acquired

          Not applicable

     (b)  Pro Forma Financial Information

          The following unaudited pro forma condensed consolidated financial statements are filed with this report:

                                                                       Page
               Pro Forma Condensed Consolidated Balance Sheet as
                    at September 2, 1995                                 4

               Pro Forma Condensed Consolidated Statements of Earnings:
                    Fifty-three weeks ended June 3, 1995                 5
                    Thirteen weeks ended September 2, 1995               6

     The Pro Forma Consolidated Condensed Balance Sheet of Registrant as of September 2, 1995 reflects the financial position of Registrant after giving effect to the disposition of SDI discussed in Item 2, and assumes the disposition took place on September 2, 1995.

     The Pro Forma Consolidated Condensed Statements of Earnings for the fifty-three weeks ended June 3, 1995 and the thirteen weeks ended September 2, 1995 assume that the disposition of SDI took place at the beginning of the fifty-three week period ended June 3, 1995 and are based on the continuing operations of Registrant for the periods then ended.

     The unaudited pro forma condensed consolidated financial statements have been prepared by Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Registrant, or of the financial position or results of operations of Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that Registrant's consolidated financial statements will reflect the disposition only from November 22, 1995, the Closing Date.

     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements and related notes of Registrant.

     (c)  Exhibits

          No.                     Description                          Page

           2  Agreement and Plan of Merger dated November 7, 1995        8
              among United States Surgical Corporation, USSC
              Acquisition Corporation, Surgical Dynamics Inc., and E-Z-EM, Inc. and Calmed Laboratories, Inc. and
              E-Z-SUB, Inc.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          E-Z-EM, Inc.
                                          ---------------------------------
                                          (Registrant)




Date   December 5, 1995                   /s/ Dennis J. Curtin
                                          ---------------------------------
                                          Dennis J. Curtin, Vice President-
                                          Finance (Chief Accounting and
                                          Financial Officer)

                          E-Z-EM, Inc. and Subsidiaries

                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                September 2, 1995
                                   (unaudited)


                                                              Pro Forma Adjustments              Pro
                                          Historical         SDI (A)          Other             Forma
                                          ----------         -------          -----             -----
                                                                (in thousands)
               ASSETS
CURRENT ASSETS
  Cash and cash equivalents                $ 3,885           $  278          $27,073  (B)      $30,680
  Debt and equity securities                   508                                                 508
  Accounts receivable                       16,189            2,007                             14,182
  Inventories                               23,577            1,940                             21,637
  Other current assets                       2,229              118                              2,111
                                           -------           ------          -------           -------

      Total current assets                  46,388            4,343           27,073            69,118

PROPERTY, PLANT AND EQUIPMENT               21,176              502                             20,674

DEBT AND EQUITY SECURITIES                   4,770                                               4,770

OTHER ASSETS                                 3,836              233              308  (C)        3,911
                                           -------           ------          -------           -------

                                           $76,170           $5,078          $27,381           $98,473
                                           =======           ======          =======           =======

     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Notes payable                            $   863           $  150                            $   713
  Current maturities of long-term debt         203               17                                186
  Accounts payable                           5,993            1,013                              4,980
  Accrued liabilities                        5,374              940          $   399  (D)        4,833
  Accrued income taxes                         520                1            5,804  (E)        6,323
                                           -------           ------          -------           -------

      Total current liabilities             12,953            2,121            6,203            17,035

LONG-TERM DEBT, less current maturities        875              503              486  (F)          858

OTHER NONCURRENT LIABILITIES                 1,769                                               1,769

MINORITY INTEREST IN SUBSIDIARY              1,452            1,452
                                           -------           ------          -------           -------

      Total liabilities                     17,049            4,076            6,689            19,662

STOCKHOLDERS' EQUITY                        59,121            1,002           20,692  (G)       78,811

                                           $76,170           $5,078          $27,381           $98,473
                                           =======           ======          =======           =======


See accompanying Notes to Pro Forma Financial Information.

                          E-Z-EM, Inc. and Subsidiaries

             PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                      Fifty-three weeks ended June 3, 1995
                                   (unaudited)



                                                              Pro Forma Adjustments              Pro
                                          Historical         SDI (A)          Other             Forma
                                          ----------         -------          -----             -----
                                                     (in thousands, except per share daea)

Net sales                                  $97,597           $9,071                            $88,526

Cost of goods sold                          55,286            3,441                             51,845
                                           -------           ------                            -------

      Gross profit                          42,311            5,630                             36,681

Operating expenses
  Selling and administrative                34,164            6,397                             27,767
  Research and development                   6,790              713                              6,077
                                           -------           ------                            -------

    Total operating expenses                40,954            7,110                             33,844
                                           -------           ------                            -------

      Operating profit (loss)                1,357           (1,480)                             2,837

Other income (expense)
  Interest income                              556                5                                551
  Interest expense                            (322)             (36)          $  118  (I)         (168)
  Other, net                                   457                                                 457
                                           -------           ------           ------           -------

      Earnings (loss) before income
        taxes and minority share of
        subsidiary's operations              2,048           (1,511)             118             3,677

Income tax provision                         1,228              143               44  (J)        1,129
                                           -------           ------           ------           -------

      Earnings (loss) before minority
        share of subsidiary's operations       820           (1,654)              74             2,548

Minority share of subsidiary's
  operations                                   810              810

      NET EARNINGS (LOSS)                  $ 1,630           $ (844)          $   74            $2,548
                                           =======           ======           ======            ======

Earnings per common share
  Primary and fully diluted                $   .18                                              $  .29
                                           =======                                              ======

Weighted average common shares
  Primary and fully diluted              8,817,785                                           8,817,785
                                         =========                                           =========





See accompanying Notes to Pro Forma Financial Information.

                          E-Z-EM, Inc. and Subsidiaries

             PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                     Thirteen weeks ended September 2, 1995
                                   (unaudited)




                                                              Pro Forma Adjustments              Pro
                                          Historical         SDI (A)          Other             Forma
                                          ----------         -------          -----             -----
                                                     (in thousands, except per share daea)


Net sales                                  $24,130           $2,131                            $21,999

Cost of goods sold                          13,588              720                             12,868

      Gross profit                          10,542            1,411                              9,131

Operating expenses
  Selling and administrative                 8,546            1,557                              6,989
  Research and development                   1,489              171                              1,318
                                           -------           ------                            -------
    Total operating expenses                10,035            1,728                              8,307
                                           -------           ------                            -------

      Operating profit (loss)                  507             (317)                               824

Other income (expense)
  Interest income                               59                                                  59
  Interest expense                             (81)             (17)          $   19  (I)          (45)
  Other, net                                    51                                                  51
                                           -------           ------           ------           -------

      Earnings (loss) before income
        taxes and minority share of
        subsidiary's operations                536             (334)              19               889

Income tax provision                           131                                 7  (J)          138
                                           -------           ------           ------           -------

      Earnings (loss) before minority
        share of subsidiary's operations       405             (334)              12               751

Minority share of subsidiary's
  operations                                   164              164
                                           -------           ------           ------           -------

      NET EARNINGS (LOSS)                  $   569           $ (170)          $   12            $  751
                                           =======           ======           ======            ======

Earnings per common share
  Primary                                  $   .06                                              $  .09
                                           =======                                              ======
  Fully diluted                            $   .06                                              $  .08
                                           =======                                              ======

Weighted average common shares
  Primary                                8,819,467                                           8,819,467
                                         =========                                           =========
  Fully diluted                          9,209,386                                           9,209,386
                                         =========                                           =========


See accompanying Notes to Pro Forma Financial Information.

                          E-Z-EM, Inc. and Subsidiaries

             NOTES TO PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                           AND STATEMENTS OF EARNINGS
                                   (unaudited)


(A) To eliminate the assets, liabilities and minority interest of Surgical Dynamics Inc. ("SDI") included in the Company's consolidated balance sheet at September 2, 1995.

(B) To reflect the net proceeds received by the Company resulting from the sale of SDI.

(C) To reflect the Company's portion of the deposit held in connection with the SDI sale of $510,000, and to reflect the net reduction in deferred tax assets of $202,000, primarily attributable to the utilization of tax carryforwards.

(D) To reflect transaction costs and contingent liabilities assumed by the Company resulting from the sale of SDI.

(E) To reflect current income tax provision of $5,804,000 resulting from the gain on the sale of SDI.

(F) To reflect the paydown and forgiveness at closing of outstanding loans (and related accrued interest) payable to the Company by SDI.

(G) To reflect the following:
       Book gain on sale of SDI                           $19,690
       Book basis of SDI                                    1,002
                                                          -------
                                                          $20,692
                                                          =======

(H) To eliminate the profit and loss of SDI and the minority share of profit and loss of SDI for the entire period.

(I) To reflect reduced interest expense resulting from the utilization of the sale proceeds to eliminate bank debt.

(J) Income tax provision at 37% effective rate.